UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2021
____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)
 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street	Holmdel	,	NJ	,	07733
(Address of Principal Executive Offices)					(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	VG	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 23, 2021, the Board of Directors of Vonage Holdings Corp. (the "Company") appointed Stephen M. Ward, Jr. to serve as a member of the Company's Board of Directors (the "Board"), effective immediately. Mr. Ward will serve as a director of the Company for a term to expire at the 2022 annual meeting of shareholders. Mr. Ward qualifies as an "independent director" under Nasdaq listing rules. Mr. Ward was not appointed to any committees of the Board in connection with his appointment. Mr. Ward will be compensated on the same basis as all other non-employee directors of the Company, as described under “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021, and incorporated herein by reference.
Mr. Ward is a member of the founding team of C3.ai and currently serves on its board of directors as the compensation committee chair. Mr. Ward served as the Chief Executive Officer for Lenovo Group Limited, the international personal computer company formed by the acquisition of IBM’s personal computer division by Lenovo, from April 2005 to January 2006. Prior to that acquisition, Mr. Ward held a number of management positions with IBM from September 1978 to April 2005, including Senior Vice President and General Manager of the Personal Systems and Retail Systems Group from March 2003 to April 2005, General Manager of the Industrial Sector from February 2000 to March 2003, General Manager of the Thinkpad and Mobile division from January 1998 to March 2000, and Chief Information Officer from February 1997 to March 2000.

The Company issued a press release announcing Mr. Ward’s appointment. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

See accompanying Exhibit Index for a list of the exhibits furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

99.1	Press Release of Vonage Holdings Corp., dated June 24, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	June 24, 2021	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer

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